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                                                                Exhibit 10.76



                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.

                            2000 STOCK INCENTIVE PLAN

                       (Effective as of October 19, 2000,
                        subject to shareholder approval)

SECTION 1. PURPOSE AND DEFINITIONS

         (a) PURPOSE. The purpose of the Insurance Management Solutions Group, Inc. 2000 Stock Incentive Plan is to promote the best interests of Insurance Management Solutions Group, Inc., its Subsidiaries and shareholders by providing for the acquisition of an equity interest in the Company by employees and certain consultants, advisors and other persons providing services to the Company and its Subsidiaries and to enable the Company and its Subsidiaries to retain the services of such individuals upon whose judgment, interests, skills and efforts the successful conduct of their operations is largely dependent.

         (b) DEFINITIONS. The following terms shall have the following respective meanings unless the context requires otherwise:

                  (1) The term "Board" shall mean the Board of Directors of the Company.

                  (2) A "Change of Control" of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                  (A) any "Person" (as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that the term "Person" shall not include (1) the Company or any of its subsidiaries, (2) Bankers Financial Corporation, Bankers Insurance Group, Inc. or any of their Subsidiaries, (3) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (4) an underwriter temporarily holding securities pursuant to an offering of such securities, or
                       (5) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of either the then outstanding shares of Stock of the Company or the combined voting power of the Company's then outstanding voting securities; or



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                  (B)  during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors of the Company at the beginning of the period; or

                  (C) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or person as a result of which less than 50% of the outstanding voting securities of the surviving or resulting person would be owned by the former shareholders of the Company (other than a shareholder who is an "affiliate," as defined in the Exchange Act, of any party to such consolidation or merger); or

                  (D) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the shares of Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                  (3) The term "Code" shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

                  (4) The term "Committee" shall mean the committee appointed pursuant to Section 2 to administer the Plan.

                  (5) The term "Company" shall mean Insurance Management Solutions Group, Inc. and any successor thereto.

                  (6) The term "Covered Executive" shall mean the Chief Executive Officer and the other four highest compensated officers of the Company and its Subsidiaries at year-end whose compensation is required to be reported in the Summary Compensation Table of the Company's Proxy Statement.



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                  (7) The term "Eligible Individual" shall mean any employee of the Company or a Subsidiary and any consultant, advisor or other person who provides services to the Company or a Subsidiary, including any person who provides services to the Company or its Subsidiaries pursuant to a lease or similar arrangement.

                  (8) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as the same may be amended and in effect from time to time.

                  (9) For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply:

                  (A) if the principal market for the Stock is a national securities exchange or the Nasdaq Stock Market, then the "Fair Market Value" as of that date shall be the average of the high and low sale prices of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading;

                  (B) if sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq Stock Market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau Incorporated or a comparable service; or

                  (C) if the day is not a business day, and as a result, paragraphs (A) and (B) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If paragraphs (A) and (B) next above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

                  (10) The term "Net Tangible Book Value Per Share" shall mean the Net Tangible Book Value of a share of Stock as of the end of the Company's most recent fiscal quarter ended on or prior to the relevant date, as reported on the most recent Form 10-Q or Form 10-K filed by the Company with the Securities and Exchange Commission. The term Net Tangible Book Value per share of Stock shall be determined by dividing (1) the Company's tangible net worth (total tangible assets less total liabilities) by (2) the total number of shares of Stock outstanding. For purposes of determining Net Tangible Book Value, tangible assets shall exclude (A) intangible assets (including without limitation goodwill), that cannot be sold separately from all other assets of the business and (B) any other intangible asset for which recovery of book value is subject to significant uncertainty or illiquidity.




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                  (11) The term "Option" or "Options" shall mean the option to purchase Stock in accordance with Section 5 and such other terms and conditions as may be prescribed by the Committee. An Option may be either an "incentive stock option", as such term is defined in the Code, or shall otherwise be designated as an option entitled to favorable treatment under the Code ("ISO"), or a "nonqualified stock option". ISOs and nonqualified stock options are individually called an "Option" and collectively called "Options".

                  (12) The term "Other Stock Based Awards" shall mean awards of Stock or other rights made in accordance with Section 6.

                  (13) The term "Participant" shall mean an Eligible Individual who has been designated for participation in the Plan.

                  (14) The term "Plan" shall mean the "Insurance Management Solutions Group, Inc. 2000 Stock Incentive Plan" as the same may be amended and in effect from time to time.

                  (15) The term "Stock Appreciation Right" shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 5 based upon the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.

                  (16) The term "Subsidiary" shall mean any corporation during any period in which it is a "subsidiary corporation," as that term is defined in
Section 424(f) of the Code, with respect to the Company.

                  (17) The term "Stock" shall mean shares of the Company's common stock, par value $.01 per share.

SECTION 2. ADMINISTRATION

         (a) COMMITTEE. The Plan shall be administered by a committee of the Board consisting of not less than two (2) members of the Board who meet the "outside" director requirements of Section 162(m) of the Code and the "non-employee director" requirements of Rule 16b-3 of the Exchange Act. The Committee shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Committee is authorized, subject to the provisions of the Plan, to determine those individuals to whom awards will be granted, to determine the types of awards and the number of shares covered by awards, to determine the terms, conditions and other provisions of such awards, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the awards as it may deem necessary or advisable, in each case in its sole discretion. The Committee's decisions and determinations under the Plan need not




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be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any qualified performance-based award to cease to qualify for exemption under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

         (b) DELEGATION OF AUTHORITY. To the extent permitted by applicable law, the Committee may delegate any or all of its powers and duties under the Plan, including, but not limited to, its authority to make awards under the Plan, to one or more executive officers of the Company, pursuant to such conditions or limitations as the Committee may establish; PROVIDED, HOWEVER, that the Committee shall not delegate its authority to (1) act on matters affecting any Participant who is subject to Section 16 of the Exchange Act, or (2) amend or modify the Plan pursuant to the provisions of Section 11. To the extent of any such delegation, the term "Committee" when used herein shall mean and include any such delegate.

SECTION 3. STOCK AVAILABLE FOR PLAN AWARDS

         (a) SHARES AVAILABLE. Subject to adjustment as provided in Section
3(b):

                  (1) NUMBER OF SHARES AVAILABLE. The number of shares of Stock with respect to which awards may be granted under the Plan shall be 1,000,000, plus up to 750,000 shares of Stock that are represented by awards granted under the Insurance Management Solutions Group, Inc. Long Term Incentive Plan, which are forfeited, expire or are cancelled without delivery of shares of Stock or which result in the forfeiture of shares of Stock back to the Company. If any shares of Stock covered by an award granted under the Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares or of other consideration issuable or payable pursuant to such award, then the number of shares of Stock counted against the number of shares available under the Plan in connection with the grant of such award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for the granting of additional awards under the Plan.

                  (2) LIMITATIONS ON AWARDS TO INDIVIDUAL PARTICIPANTS. No Covered Executive shall be granted, during any calendar year, (A) Options for more than 100,000 shares of Stock and (B) Stock Appreciation Rights with respect to more than 50,000 shares of Stock under the Plan. Such number of shares as specified in the preceding sentence shall be subject to adjustment in accordance with the terms of Section 3(b) hereof. In all cases, determinations under this
Section 3(a)(2) shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulations promulgated thereunder.

                  (3) ACCOUNTING FOR AWARDS. The number of shares of Stock covered by an award under the Plan, or to which such award relates, shall be counted on the date of grant of such award against the number of shares available for granting awards under the Plan.

                  (4) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares of Stock delivered pursuant to an award under the Plan may consist, in whole or in part, of authorized and unissued shares or of treasury shares.



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         (b) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares of Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event affects the shares of Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (1) the number and type of shares of Stock subject to the Plan and which thereafter may be made the subject of awards under the Plan, (2) the number and type of shares of Stock which may be granted to an individual participant under the Plan, (3) the number and type of shares of Stock subject to outstanding awards, and (4) the grant, purchase, or exercise price with respect to any award; or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in lieu of such adjustment or in exchange for cancellation of such award; PROVIDED, HOWEVER, in each case, that with respect to awards of ISOs no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and PROVIDED FURTHER that the number of shares subject to any award payable or denominated in shares shall always be a whole number.

SECTION 4. ELIGIBILITY

         Participants in the Plan shall be selected by the Committee from among those Eligible Individuals as the Committee may designate from time to time. The Committee shall consider such factors as it deems appropriate in selecting Participants and in determining the type and amount of their respective awards. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive an award in any other year.

SECTION 5. OPTIONS AND STOCK APPRECIATION RIGHTS

         (a) GRANT OF OPTIONS.

                  (1) The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Options to Eligible Individuals for such number of shares as it shall designate, subject to the provisions of this Section 5 and Section 3. Each Option granted pursuant to the Plan shall be designated at the time of grant as either an ISO or a nonqualified stock option; PROVIDED, HOWEVER, that only Eligible Individuals who are employees of the Company or one of its Subsidiaries at the time of grant may receive grants of ISOs.

                  (2) The date on which an Option is granted shall be the date of authorization of such grant or such later date as may be determined at the time such grant is authorized. Any individual may hold more than one Option.



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         (b) EXERCISE PRICE. The exercise price per share of an Option granted under the Plan shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option, or, if greater, the Net Tangible Book Value Per Share on the date of grant of such Option.

         (c) GRANT OF STOCK APPRECIATION RIGHTS.

                  (1) The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Stock Appreciation Rights to Eligible Individuals for such numbers of shares as it shall designate, subject to the provisions of this Section 5 and Section 3. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a "Tandem SAR"), or may be granted independently of any Option, as determined by the Committee. If the Stock Appreciation Right is granted independently of an Option, the grant price of such right shall be the Fair Market Value of Stock on the date of grant, or, if greater, the Net Tangible Book Value Per Share on the date of grant; PROVIDED, HOWEVER, that the Committee may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date.

                  (2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either
(A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the "Spread"), by (ii) the Fair Market Value of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Committee in its sole discretion; PROVIDED, HOWEVER, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof.

         (d) TERMS AND CONDITIONS.

                  (1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares of Stock and subject to such further conditions as shall be determined pursuant to the provisions of the award agreement with respect to such Option and Stock Appreciation Right; PROVIDED, HOWEVER, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and PROVIDED, FURTHER, that in any event no ISO shall be exercised beyond ten years from the date of grant.




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                  (2) The Committee may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time.

                  (3) With respect to Options issued with Tandem SARs, the right of a Participant to exercise a Stock Appreciation Right shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.

                  (4) If any fractional share of Stock would otherwise be payable to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.

         (e) REDESIGNATION AS NONQUALIFIED STOCK OPTION. If an ISO at any time fails to meet the requirements of Section 422 of the Code, such option, to the extent the requirements of Section 422 of the Code are not met, shall be treated as a nonqualified stock option for Federal income tax purposes automatically without further action by the Committee, effective as of the first date on which any such requirement is not met.

         (f) AWARD AGREEMENT. Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

         (g) PAYMENT FOR OPTION SHARES.

                  (1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made, either in full or, if the Committee shall so determine and at the election of the Participant, in installments, in such manner as provided in the applicable award agreement.

                  (2) The Committee shall determine the methods and the forms for payment of the exercise price, including (A) by delivery of cash or shares of Stock (either actual delivery or by attestation) which have been beneficially owned by the Participant for a period of not less than six months prior to the date of exercise, (B) by delivery (including by fax) to the Company or its designated agent of an executed option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Stock and deliver the sale or margin loan proceeds directly to the Company to pay the exercise price, or (C) by a combination of cash and Stock. Any shares of Stock so delivered shall be valued at their Fair Market Value on the date of such exercise.

         (h) CERTAIN REPLACEMENT OPTIONS. Without in any way limiting the authority of the Committee to make grants of Options to Participants hereunder, and in order to induce Participants to retain ownership of the Stock acquired upon the exercise of Options, the Committee shall have the authority (but not an obligation) to include within any agreement setting forth the terms of any Options (or any amendment thereto) a provision entitling a Participant to further Options ("Replacement Options") in the event the Participant exercises



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any Options (including a Replacement Option) under the Plan, in whole or in part, by surrendering previously acquired shares of Stock. Any such Replacement Options shall (1) be nonqualified stock options, exercisable at an exercise price, unless otherwise determined by the Committee, of one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Replacement Options are granted, (2) be for a number of shares of Stock equal to the number of shares surrendered, (3) only become exercisable on the terms specified by the Committee in the event the Participant holds, for a minimum period of time prescribed by the Committee, the shares of Stock the Participant acquired upon the exercise in connection with which the Replacement Options were issued, and (4) be subject to such other terms and conditions as the Committee may determine.

SECTION 6. STOCK AND OTHER STOCK-BASED AND COMBINATION AWARDS

         (a) GRANTS OF OTHER STOCK-BASED AWARDS. The Committee, at any time and from time to time while the Plan is in effect, may grant Other Stock Based Awards to Eligible Individuals, as it may select. Such awards pursuant to which Stock is or may in the future be acquired, or awards valued or determined in whole or part by reference to, or otherwise based on, Stock, may include, but are not limited to awards of restricted Stock or awards denominated in the form of "stock units", grants of so-called "phantom stock" and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 5. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of award, grant or benefit granted under the Plan or under any other employee plan of the Company, including a plan of any acquired entity.

         (b) TERMS AND CONDITIONS. Subject to the provisions of the Plan, the Committee shall have authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such awards (subject to the provisions of Section 3) and all other terms and conditions of such awards, including, but not limited to, whether such awards shall be payable or paid in cash, Stock or otherwise.

         (c) CONSIDERATION FOR OTHER STOCK-BASED AWARDS. In the discretion of the Committee, any Other-Stock Based Award may be granted as a Stock bonus for no consideration other than services rendered.

SECTION 7. NON-TRANSFERABILITY OF AWARDS; RESTRICTIONS ON DISPOSITION AND
           EXERCISE OF AWARDS

         (a) RESTRICTIONS ON TRANSFER OF OPTIONS OR STOCK APPRECIATION RIGHTS. Unless the Committee determines otherwise, no Option or Stock Appreciation Right shall be transferable by a Participant otherwise than by will or the laws of




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descent and distribution, and during the lifetime of a Participant the Option or
Stock Appreciation Right shall be exercisable only by such Participant or such Participant's guardian or legal representative.

         (b) RESTRICTIONS ON TRANSFER OF CERTAIN OTHER STOCK-BASED AWARDS. Unless the Committee determines otherwise, no Other-Stock Based Award shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant any such Other-Stock Based Award shall be exercisable only by such Participant or such Participant's guardian or legal representative.

         (c) ATTACHMENT AND LEVY. No award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of an award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to an award, shall be recognized as valid.

SECTION 8. DESIGNATION OF BENEFICIARIES

         Anything contained in the Plan to the contrary notwithstanding, a Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Committee from time to time may prescribe). A Participant may from time to time revoke or change any such designation of beneficiary. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; PROVIDED, HOWEVER, that if the Committee shall be in doubt as to the entitlement of any such beneficiary to any Option, Stock Appreciation Right or Other Stock-Based Award, or if applicable law requires the Company to do so, the Committee may determine to recognize only the legal representative of such Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone. In the event of the death of any Participant, the term "Participant" as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Section 8 or, if no such designation is in effect, the executor or administrator of the estate of such Participant, unless the context otherwise requires.

SECTION 9. CHANGE OF CONTROL

         In the event of a Change of Control, the Board in its discretion may, at the time an award is made or at anytime thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period relating to the exercise or realization of the award; (b) provide for the purchase of the award for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable; (c) adjust the terms of the award in the manner determined by the Board to reflect the Change of Control; (d) cause the award to be assumed, or new right substituted therefor, by another entity; or (e) make such other provision as the Board may consider equitable and in the best interests of the Company.



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         Notwithstanding anything contained in this Section 9, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 9 if it determines that the operation of this Section 9 may prevent a transaction in which the Company or any Subsidiary is a party from being accounted for on a pooling-of-interests basis; PROVIDED, HOWEVER, that in such event, the Board shall take such action as it deems appropriate in order to maintain the benefits intended to be provided by awards granted under the Plan, based on the value (as determined by the Board) reflected by any awards outstanding under the Plan prior to the date such action is taken by the Board.

SECTION 10. RIGHTS AS A SHAREHOLDER

         A Participant shall not have any rights as a shareholder with respect to any share covered by any award until such Participant shall have become the holder of record of such share.

SECTION 11. TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND
            AGREEMENTS

         (a) TERM. Unless terminated earlier pursuant to subsection (b), the Plan shall terminate on October 18, 2010 (the "Termination Date"). However, unless otherwise expressly provided in the Plan or in an applicable award agreement, any award granted before the Termination Date may extend beyond the Termination Date and, to the extent set forth in the Plan, the authority of the Board to amend, alter, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such award, and the authority of the Board to amend the Plan, shall extend beyond the Termination Date.

         (b) AMENDMENT, MODIFICATION AND TERMINATION OF PLAN. The Board may, from time to time, amend or modify the Plan or any outstanding award, including without limitation, to authorize the Committee to make awards payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such awards, or terminate the Plan or any provision thereof, PROVIDED, HOWEVER, shareholder approval of any amendment of the Plan shall be obtained if otherwise required by the Code or any rules promulgated thereunder or any securities laws.

         (c) AMENDMENT OF AWARD AGREEMENT. The Committee may, at any time, amend any award agreement, subject to any restrictions or limitations provided herein or in such agreement. The Committee may, in whole or in part, waive any conditions or other restrictions with respect to any award granted under the Plan.

         (d) NO ADVERSE EFFECT. No amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding award, by the Board or the shareholders of the Company, shall, without the written consent of the affected Participant, adversely affect any outstanding award, except as specifically provided in Section 3(b) or Section 9. The Committee's authority to act with respect to any outstanding award shall survive termination of the Plan.




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


         (e) CHANGES FOR LAWS. Notwithstanding the foregoing provisions, the Board shall have authority to amend outstanding awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant awards that qualify for beneficial treatment under such rules without shareholder approval.

SECTION 12. TAXES

         The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares of Stock deliverable under the Plan after giving the person entitled to receive such amount or shares of Stock notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a nonqualified stock option or (b) a disqualifying disposition of Stock received upon the exercise of an ISO by electing to (i) have the Company withhold shares of Stock, (ii) tender back shares of Stock received in connection with such benefit, or (iii) deliver other previously owned shares of Stock, in each case having a Fair Market Value equal to the amount to be withheld; PROVIDED, however, that the amount to be withheld shall not exceed the Participant's minimum total federal, state and local tax obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and the payment of such amount is otherwise required by the Committee. The Fair Market Value of fractional shares of Stock remaining after payment of the withholding taxes shall be paid to the Participant in cash.

SECTION 13. FINALITY OF DETERMINATIONS

         Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board, the Committee or any executive officers of the Company administering the Plan shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, the shareholders, the Committee and each of the members thereof, and the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

SECTION 14. NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

         (a) NO RIGHT TO EMPLOYMENT. Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an employee or director of the Company or a Subsidiary, whether for the duration of any vesting period under an award, or otherwise, or affect the right of the Company or a Subsidiary to terminate the employment or service of any Participant for any reason.



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         (b) NO RIGHT TO AWARD. No employee or other person shall have any claim or right to be granted an award under the Plan. Having received an award under the Plan shall not give a Participant or any other person any right to receive any other award under the Plan. A Participant shall have no rights in any award, except as set forth herein and in the applicable award grant.

SECTION 15. GOVERNING LAW AND CONSTRUCTION

         (a) GOVERNING LAW. The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Florida without regard to the principle of conflict of laws. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan. Any legal action or proceeding with respect to this Plan, any award or any award agreement, or for recognition and enforcement of any judgment in respect thereof, may only be brought and determined in a court sitting in the County of Hillsborough or the County of Pinellas, in the State of Florida.

         (b) SEVERABILITY. If any provision of the Plan or any award agreement or any award (1) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or award, or (2) would disqualify the Plan, any award agreement or any award under any law deemed applicable by the Committee, then such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any award agreement or the award, such provision shall be stricken as to such jurisdiction, person or award, and the remainder of the Plan, any such award agreement and any such award shall remain in full force and effect.

SECTION 16. OTHER PROVISIONS AND SECURITIES AND STOCK EXCHANGE REQUIREMENTS

         (a) OTHER PROVISIONS. The grant of any award under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for (1) the Participant's agreement to abide by any non-disclosure or non-compete requirements or restrictions as specified in the Participant's award agreement; (2) one or more means to enable Participants to defer recognition of taxable income relating to awards or cash payments derived therefrom, which means may provide for a return to a Participant on amounts deferred as determined by the Committee (PROVIDED that no such deferral means may result in an increase in the number of shares of Stock issuable hereunder); (3) the purchase of Stock under options in installments; or (4) the financing of the purchase of Stock under the options in the form of a promissory note issued to the Company by a Participant on such terms and conditions as the Committee determines.

         (b) RESTRICTIONS ON RESALE. Notwithstanding any other provision of the Plan, no person who acquires Stock pursuant to the Plan may, during any period of time that such person is an affiliate of the Company (within the meaning of the rules and regulations of the Securities Exchange Commission), sell or otherwise transfer such Stock, unless such offer and sale or transfer is made
(1) pursuant to an effective registration statement under the Securities Act of 1933 ("1933 Act"), which is current and includes the Stock to be sold, or (2) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated pursuant thereto.

         (c) REGISTRATION, LISTING AND QUALIFICATION OF SHARES OF COMMON STOCK. Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Stock covered by an award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the purchase or receipt of Stock in connection therewith, no Stock may be purchased, delivered or received pursuant to such award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any person receiving or purchasing Stock pursuant to an award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Stock under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

SECTION 17. EFFECTIVE DATE

         The Plan shall become effective on October 19, 2000, subject to the approval of the Plan by the shareholders of the Company within twelve (12) months before or after the date of adoption of the Plan by the Board. To the extent that any awards are made under the Plan prior to its approval by shareholders, the awards shall be contingent on approval of the Plan by the shareholders of the Company.



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